SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 XOX CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                 XOX CORPORATION
                              7640 WEST 78TH STREET
                          BLOOMINGTON, MINNESOTA 55439


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 15, 1999

TO THE SHAREHOLDERS:

         The annual meeting of shareholders (the "Annual Meeting") of XOX Corporation, a Delaware Corporation (the "Company"), will be held on Tuesday, June 15, 1999, at 10:00 a.m. local time, at the Decathlon Hotel & Athletic Club, 1700 E. 79th Street, Bloomington, Minnesota for the following purposes:

         1)       To elect member to the Board of Directors
         2) To elect Grant Thornton, LLP as the Company's independent auditor for the fiscal year ending December 31, 1999; and
         3) To act upon such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on May 10, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

         Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Company's Annual Report for the fiscal year ended December 31, 1998 also accompanies this Notice.

         Your are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please sign, date and return your proxy in the reply envelope provided.


                                         By Order of the Board of Directors,

                                         /s/ Mark O. Senn

                                         Mark O. Senn
                                         President & COO

Minneapolis, Minnesota
Date: May 14, 1999


        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                 XOX CORPORATION
                              7640 WEST 78TH STREET
                          BLOOMINGTON, MINNESOTA 55439



                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON JUNE 15, 1999 AT 10:00 a.m.


                               GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of XOX Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of stockholders to be held on June 15, 1999 (the "Annual Meeting"), at 10:00 a.m. local time, at the Decathlon Hotel & Athletic Club, 1700 E. 79th Street, Bloomington, Minnesota, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of the Company. The directors, officers and regular employees of the Company will not receive any additional compensation for such activities. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about May 17, 1999.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, is enclosed herewith. THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IS BEING SOLICITED ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS INCLUDED THEREIN, UPON WRITTEN REQUEST TO XOX CORPORATION, 7640 WEST 78TH STREET, BLOOMINGTON, MINNESOTA 55439, ATTENTION:
MARK SENN. THE COMPANY WILL FURNISH THE EXHIBITS TO SUCH FORM 10-KSB UPON WRITTEN REQUEST TO THE ABOVE ADDRESS AND THE PAYMENT OF A FEE COVERING THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS.

                               REVOCATION OF PROXY

Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by delivering to the Company, a properly signed proxy bearing a later date. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to XOX Corporation, 7640 West 78th Street, Bloomington, Minnesota 55439, Attention: Mark Senn.


                             RECORD DATE AND VOTING

The voting securities of the Company are shares of its common stock, $.25 par value per share ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting or any adjournment thereof.

At the close of business on May 10, 1999 (the "Record Date"), the Company had issued and outstanding 3,072,901 shares of Common Stock held of record by approximately 229 registered holders on behalf of approximately 1,089 beneficial owners. Only holders of record of Common Stock are entitled to vote on matters that come before the Annual Meeting or any adjournment thereof. As provided in the Certificate of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the stockholders require a majority vote of the shares of Common Stock represented at the Annual Meeting either in person or by proxy.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. If a quorum is not present or represented at the meeting, the stockholders entitled to vote, present in person, or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Shares represented by proxies marked "Abstained" will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the total number of votes cast, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority to vote on one or more matters as to certain shares, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be voted at the meeting for purposes of calculating the vote with respect to such matter.

                       ACTION TO BE TAKEN UNDER THE PROXY

Shares represented by properly executed and returned proxies will be voted as specified on the proxies. Shares represented by proxies where no specification has been made will be voted (i) FOR, PROPOSAL ONE -- the election of the person named in this Proxy Statement as nominee for election to the Board of Directors and (ii) FOR, PROPOSAL TWO -- the appointment of Grant Thornton LLP as the independent auditors of the Company for the current fiscal year; and (iii) in the discretion of the proxy holders, as to any other business that properly comes before the meeting. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.


                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

The Amended and Restated Bylaws provide that the number of directors that constitute the Board of Directors shall be as least one (1). The Board of Directors currently has six (6) members consisting of Steven Mercil, Thomas J. Lucas, Steven B. Liefschultz, Bernard J. Reeck, Peter Dahl and Craig Gagnon. The Board is divided into three classes, with each class elected in a different year for a term of three years. Peter Dahl has been nominated for election to the Board of Directors at the 1999 Annual Meeting and has consented to serve if elected. Nominees may be contacted at the offices of the Company. The Company knows of no reason why the listed nominee would be unavailable to serve.

                   NOMINEES FOR ELECTION AS CLASS II DIRECTORS
                         WHOSE TERM WILL EXPIRE IN 2002

         Peter Dahl, age 32         Mr. Dahl has been a director of the
                                    Company since 1998.  Mr. Dahl's
                                    biography is included below under
                                    "Directors".


         In case any nominee should become unavailable for election for any reason, the persons named on the enclosed proxy card may vote for a substitute nominee as the Board of Directors may propose.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ITS NOMINEE TO THE BOARD OF DIRECTORS.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table sets forth as of April 20, 1999, the number of shares of the Company's Common Stock beneficially owned by: (i) each director of the Company;
(ii) each of the Named Executive

Officers; (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group.

                                        NUMBER OF SHARES OF
                                              COMMON            PERCENTAGE OF
NAME                                    STOCK BENEFICIALLY    OUTSTANDING SHARES
----                                    ------------------    ------------------
                                             OWNED(1)
                                             --------
SAS IP, Inc.                                 126,315(2)              4%
123 East 17th Street
Cheyenne, Wyoming 15342

Minnesota Investment Network Corp.           216,628(3)              7%
111 Third Avenue South
Suite 420
Minneapolis, Minnesota 55401

Dr. Pradeep Sinha                            258,022(4)              8%
7640 West 78th Street
Bloomington, MN 55439

Steven B. Liefschultz                        410,500(5)             13%
7630 West 78th Street
Bloomington, Minnesota 55401

Thomas J. Lucas                              141,677(6)              4%
6725 Colby Lane
Bloomfield Hills, Michigan 48239

Steven Mercil                                 66,250(7)              2%
111 3rd Ave S Suite 420
Minneapolis, Minnesota 55401

Bernard J. Reeck                             243,628(8)              8%
1232 Duluth Court
St. Paul, Minnesota 55109

Peter Dahl                                    12,500(9)               *
BankWindsor
740 Marquette Ave
IDS Center
Minneapolis, Minnesota 55402

Craig Gagnon                                  27,500(10)              *
Oppenheimer Wolff & Donnelly
45 South 7th Street
Suite 3400
Minneapolis, Minnesota 55402

Mark O. Senn                                 100,000(11)             3%
7640 W. 78th Street
Bloomington, MN 55439

Total Executive Officers and Directors     1,218,683(12)            40%
as a group (eight persons & affiliates)

--------------------
*        Less than 1%.

(1) Shares of Common Stock subject to options, warrants, or convertible debt securities currently exercisable or exercisable within 60 days after March 31, 1999 are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options, warrants, or convertible debt securities but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, each person or group identified has sole voting and investment powers with respect to all shares of Common Stock shown as beneficially owned by them.

(2)      Includes 5,283 shares issuable upon exercise of warrants.

(3) Includes 8,335 shares issuable upon exercise of warrants and 5,000 options currently exercisable.

(4) Includes 1,386 shares issuable upon exercise of warrants and 160,888 options currently exercisable.

(5) Includes 30,600 shares issuable upon exercise of warrants and 115,000 options currently exercisable.

(6) Includes 1,250 shares issuable upon exercise of warrants and 23,001 options currently exercisable.

(7) Includes 82,250 options currently exercisable. Excludes securities held by Minnesota Investment Network Corporation of which Mr. Mercil is CEO.

(8) Includes 28,000 shares issuable upon exercise of warrants and 15,000 options currently exercisable.

(9)      Includes 5,000 shares subject to options currently exercisable.

(10)     Includes 5,000 shares subject to options currently exercisable.

(11)     Includes 32,332 shares subject to options currently exercisable.

(12) Includes securities held by Minnesota Investment Network Corporation, of which Mr. Mercil is affiliated.

                                    DIRECTORS
                                    ---------

                                                                        Director
Name                    Age   Position                                   Since
----                    ---   --------                                  --------

Steven Mercil           46    Vice Chairman and Director(1)(2)(3)(4)      1997

Thomas J. Lucas         46    Director(1)(2)(3)(4)                        1995

Steven B. Liefschultz   51    Chairman of the Board of Directors(2)(3)    1997

Bernard J. Reeck        71    Director(2)(3)                              1997

Peter Dahl              32    Director(1)                                 1998

Craig Gagnon            59    Director(1)(3)(4)                           1998

(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Executive Committee
(4) Compliance Committee

STEVEN MERCIL was Interim Chief Executive Officer from October 1997 to June 4, 1998 and served as Interim Chief Financial Officer of the Company until March 31, 1999. Mr. Mercil became Vice Chairman on April 19, 1999. Mr. Mercil has served as CEO of MIN-Corp, a venture fund that focuses on investments in Minnesota since July of 1998. He was previously the equity fund manager of Minnesota Technology, Inc. (MTI), an equity investment fund specializing in Minnesota technology companies. MTI granted Mr. Mercil a leave of absence to be employed at the Company on an interim basis. Mr. Mercil has more than 13 years of experience assisting in the strategic development and growth of public and private companies. He joined the Company's Board in August of 1997 after previously serving from 1993 to 1995.

THOMAS J. LUCAS is a director of the Company. Mr. Lucas was Group Vice President for Flint Ink Company, located in Detroit, Michigan for seven years. Currently, Mr. Lucas is Chief Executive Officer for Made in the Shades Optical Inc. Mr. Lucas holds a J.D. degree from William Mitchell College of Law in St. Paul, Minnesota and a B.A. from the University of Notre Dame.

BERNARD J. REECK is a director of the Company. Mr. Reeck is the president of Group Services Company, which has interests, among others, in the oil and gas industry, and of the Cellars Wines & Spirits Inc., a chain of retail liquor stores in Minnesota. He has also been involved in numerous real estate transactions since 1975. Mr. Reeck has a law degree from the University of North Dakota and is a retired managing editor of West Publishing Company.

STEVEN B. LIEFSCHULTZ has served as Chairman of the Board of Directors since November 1997. Mr. Liefschultz is Chairman of the Remada Company, a real estate development and management company in Minnesota. Prior to this, Mr. Liefschultz practiced law for 12 years, specializing in commercial litigation, contract negotiation and commercial real estate. He has extensive experience in the development, ownership, financing and management of income real estate and other areas of investment. Mr. Liefschultz received his B.A. and law degrees from the University of Minnesota.

PETER DAHL is a director of the Company. Mr. Dahl currently is the Executive Vice President and Chief Operating Officer for BankWindsor. He oversees the commercial and private lending functions of the bank as well as the overall asset growth and performance of the loan portfolio. His areas of expertise involve small business, mezzanine, and real estate finance, which enhance his ability to cultivate relationships with entrepreneurs and their businesses. Mr. Dahl works closely with younger companies to establish the credit facilities they need to help them grow.

CRAIG GAGNON is a director of the Company. Mr. Gagnon is a partner with Oppenheimer Wolff & Donnelly in Minneapolis, Minnesota. Mr. Gagnon's practice is concentrated in litigation in the areas of securities fraud, accounting malpractice and legal malpractice defense work. Mr. Gagnon chairs the Board of Trustees for William Mitchell College of Law; is a Fellow in the American College of Trial Lawyers; and is a past president of the Metropolitan Breakfast Club. Mr. Gagnon also acts as a general partner in several commercial real estate partnerships located in Minnesota. Mr. Gagnon received his Bachelor of Arts degree from the University of Minnesota (1964) and his Juris Doctor degree from William Mitchell College of Law (1968 - magna cum laude).

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has four committees - an Executive Committee, an Audit Committee, a Compliance Committee and a Compensation Committee. The recently created Executive Committee takes an active role in the operation and strategic direction of the Company. It is authorized and directed to take any and all necessary and appropriate action of the Company including, but not limited to, forming and appointing members to an advisory committee, determining the compensation of any such advisory committee, conducting executive searches, filling employment positions with the Company, hiring organizational consultants, conducting directorial searches and recommending candidates to the Board of Directors, and negotiating contracts with existing and potential customers of the Company. The Executive Committee as a whole, met at least 5 times and numerous other times with only a majority, during 1998. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, as well as the Company's accounting principles and its system of internal controls, and reports the results of its review to the Board of Directors. The Audit Committee met two (2) times during 1998. The Compliance Committee reviews all desired stock transactions by the Company's Directors and/or Officers. The Compliance Committee did not meet during 1998. The Compensation Committee makes recommendations concerning executive compensation and incentive compensation for employees of the Company, subject to ratification by the Board of Directors. The Compensation Committee did not meet during 1998.

1998 MEETINGS OF THE BOARD OF DIRECTORS

Eleven (11) formal meetings of the Board of Directors were held during 1998. In addition, the Board of Directors frequently met on a casual basis and conducted its business through written actions in lieu of meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors or meetings of the Executive, Audit, Nominating or Compensation Committees on which the incumbent director served.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Directors, executive officers and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Pradeep Sinha, former Chief Executive Officer, Chief Technical Officer and a director of the Company, filed a Form 4 in July 1998 to report a transaction occurring in March 1998 and June, 1998. Steven Mercil, Interim Chief Financial Officer and a director of the Company filed a Form 4 in July 1998 to report a transaction occurring in June 1998.

On July 28, 1998, Mr. Mercil and Mr. Lucas were granted options to correct errors related to prior service on the Board of the Company. On April 12, 1999 Mr. Mercil filed a Form 5 relating to the grant of his options and on April 13, 1999 Mr. Lucas filed a Form 5 relating to the grant of his options.

Mr. Peter Dahl filed a Form 5 on February 12, 1999 to report a grant of stock options. Mr. Dahl owned no shares of the Company's common stock on the date of becoming a director of the Company.

Except as indicated above, based upon a review of the copies of such reports furnished to the Company, the Company believes that all directors, and greater than 10% owners complied with all Section 16(a) filing requirements applicable to them during fiscal 1998.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following summary compensation table provides certain information for the years ended December 31, 1998 and 1997 concerning executive compensation paid or accrued to the Company's Chief Executive Officer (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                                  ANNUAL COMPENSATION           AWARDS
                                                  -------------------        ------------
                                                                              SECURITIES
                                      FISCAL                                  UNDERLYING
NAME AND PRINCIPAL POSITION            YEAR       SALARY         BONUS         OPTIONS
------------------------------        ------      ------         -----        -----------
Steven B. Mercil (1)                   1998       $50,000         None           22,250
(Interim Chief Executive Officer       1997       $20,833         None           60,000
and Interim Chief Financial
Officer)

Pradeep Sinha (2)                      1998      $112,000         None           60,000
(Chief Executive Officer and           1997       $96,000         None           35,000
Chief Technical Officer)

------------------------------

(1) Mr. Mercil became Chief Executive Officer effective October 1997 through June 4, 1998 and was compensated based on an annualized salary of $100,000 on a pro rata basis. Mr. Mercil served as Interim Chief Financial Officer until March 31, 1999 for which he received no cash compensation. However MIN-Corp., an affiliate of Mr. Mercil, received an option for 16,000 shares of common stock to compensate for Mr. Mercil's assistance to the Company.

(2) Mr. Sinha served as Chief Technical Officer and also served as Interim Chief Executive Officer from August 1997 to October 1997 and then became Chief Technical Officer and also Chief Executive Officer on June 4, 1998. Effective March 26, 1999, Dr. Sinha resigned.


STOCK OPTION GRANTS DURING FISCAL YEAR 1998

The following table provides information regarding stock options granted during fiscal year 1998 to the Named Executive Officers in the Summary Compensation Table.

                                           % OF TOTAL OPTIONS      EXERCISE PRICE    EXPIRATION
                                         ----------------------    --------------    ----------
       NAME           OPTIONS GRANTED    GRANTED IN FISCAL YEAR       PER SHARE         DATE
       ----           ---------------    ----------------------    --------------    ----------
Pradeep Sinha(1)          60,000                  37%                  $1.38        June 4, 2008

Steven Mercil             16,000                  10%                  $1.38        June 4, 2008
                           6,250                   4%                  $3.50        July 28, 2008

(1) Dr. Sinha may exercise the subject non-qualified stock option for up to 33% of the stock option upon signing of employment agreement, 33% six months after signing new employment agreement and 33% 12 months after signing new employment agreement. No new employment agreement was signed.

(2) MIN-Corp. received options for 16,000 shares of common stock to compensate for Mr. Mercil's assistance to the Company. MIN-Corp. may exercise the subject non-qualified option for up to 100% of the option stock after March 31, 1999. Mr. Mercil was granted options for 6,250 shares, currently exercisable, to correct errors related to prior service on the Board of the Company.


AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                     VALUE (1) OF UNEXERCISED
                     NUMBER OF                   NUMBER OF UNEXERCISED OPTIONS       OPTIONS AT DECEMBER 31,
                       SHARES         VALUE          AT DECEMBER 31, 1997                      1997
                    ACQUIRED ON      REALIZED  -------------------------------- ---------------------------------
      NAME            EXERCISE         (1)       EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
      ----        ---------------- ----------- --------------- ---------------- --------------- -----------------
Steven B.                0             0           60,000                0         No Value       No Value
Mercil

Dr. Pradeep              0             0                0           60,000         No Value       No Value
Sinha

(1) Value is the difference between the exercise price of the option and the closing price of the Common Stock on December 31, 1998 of $1.000.

EMPLOYMENT AGREEMENTS

The Company had an oral agreement with Steven B. Mercil regarding his employment as Interim Chief Executive Officer and Chief Financial Officer. As part of the agreement, Mr. Mercil agreed to serve as Interim Chief Executive Officer until June 4, 1998. Mr. Mercil agreed to serve as Interim Chief Financial Officer with no cash compensation until his resignation effective March 31, 1999. Dr. Pradeep Sinha, former Chief Executive Officer and Chief Technical Officer and Board Member worked under an employment agreement dating back to December 20, 1994. Dr. Sinha has resigned effective March 26, 1999 to pursue private consulting.

DIRECTOR COMPENSATION

The Company has a standard arrangement outlining the compensation to be given to its Board of Directors. Members of the Board (or the entities with which such directors are affiliated) do not receive any cash compensation for serving on the Board, except for reimbursement for expenses incurred in attending meetings and instead receive a non-qualified stock option to purchase 5,000 shares of the Company's Common Stock for each year of service on the Board. In addition, during fiscal year 1998, members of the Company's Executive Committee received stock options to purchase 10,000 shares of Common Stock at 100% of the Fair Market Value of each share at the date of grant. Each option granted to Directors on the Executive Committee vests one year from the date of grant, provided that on such anniversary date the Optionee has served on such Executive Committee for one year. In addition, in fiscal year 1997, Steven Liefschultz was granted an option to purchase 100,000 shares of Common Stock with an exercise price of $1.70 per share which was not less then 85% of the Fair Market Value of the Common Stock on date of grant. This grant was not made pursuant to the Company's 1996 Omnibus Stock Plan, and was made in consideration of the additional contemplated work to be performed by Mr. Liefschultz. This option vests as follows: 25% of the shares vested immediately upon grant. 50% of the shares vested in equal installments on November 30, 1997, December 31, 1997 and January 31, 1998 and the remaining 25% of the shares vest upon the occurrence of certain contingencies related to either the amount of time Mr. Liefschultz works for the Company or the occurrence of various business and financial transactions.

1996 OMNIBUS STOCK PLAN

The Board of Directors of the Company adopted and the Company's stockholders approved the 1996 Omnibus Stock Plan (the "Stock Plan") effective June 14, 1996. The Stock Plan supersedes both the 1987 Incentive Stock Option Plan and the 1987 Non-Qualified Stock Option Plan of the Company, and, while options previously granted thereunder remain exercisable, no new options will be granted under either of the superseded plans. The purpose of the Stock Plan is to promote the interests of the Company and its stockholders by providing personnel of the Company with stronger incentive to put forth maximum effort for the continued success and growth of the Company and to aid the Company in attracting and retaining personnel of outstanding ability. The Company reserved a total of 500,000 shares of Common Stock for issuance under the Stock Plan. At the Annual Shareholder Meeting held on June 4, 1998, Stockholders approved an amendment to the Stock Plan to add 500,000 shares of the Company's common stock to be reserved for issuance under the Stock Plan (so that a total of 1,000,000 shares of common stock will have been reserved for issuance under the Plan), and to eliminate the formula provisions under the Stock Plan. As of March 31, 1999, 872,739 Shares of Common Stock are available for issuance under the Stock Plan.

The Plan is administered by a committee of three or more non-employee directors of the Company (the "Committee") appointed by the Board. The Committee has the responsibility to interpret the Stock Plan and all determinations made by it are final and conclusive, subject in all cases to the provisions of the Stock Plan and the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has complete discretion to select the participants and to establish the terms and conditions of each award. Outside Directors are eligible to receive only nonqualified stock options under the Stock Plan.

Employees of the Company are eligible to receive incentive stock options (as that term is defined in Section 422 of the Code), nonqualified stock options, reload options, stock appreciation rights and restricted stock under the Stock Plan. Other key individuals, who are not employees, may also be granted nonqualified options under the Stock Plan. Common Stock of the Company granted to recipients may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a stockholder including, without limitation, voting and dividend rights. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Common Stock of the Company, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. Concurrent with the award of any options, the Committee also may authorize reload options to purchase for cash or shares a number of shares of Common Stock.

The Stock Plan requires that the option price of incentive stock options granted under the Stock Plan shall be no less than 100% of the fair market value of the Company's Common Stock as of the date the option is granted and that the term of an incentive stock option may not exceed ten years. The Stock Plan provides that nonqualified stock options shall have an option price not less than 85% of the fair market value of the Company's Common Stock on the date of grant. The exercise price of any incentive stock option granted to an employee who owns capital stock representing more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant must be equal to at least 110% of the fair market value on the date of grant and shall expire five years from the date of grant. The Committee sets the term during which any nonqualified options may be exercised and determines whether such options are exercisable immediately, in stages, or otherwise. All options granted under the Stock Plan are nontransferable and are subject to various other conditions and restrictions. Shares of Common Stock subject to canceled options are available for subsequently granted options under the Stock Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As noted in the chart following the descriptions below, each of the following transactions involved parties related to the Company.

In February 1993, the Company issued a series of variable repayment debentures (the "VRDs") as part of an exchange of its then current debt. These VRDs include: Collateralized VRDs in the aggregate principal amount of $150,351; Directors VRDs in the aggregate principal amount of $27,767; Employee Interest-Bearing Notes in the aggregate principal amount of $282,266; Employee Non-Interest Bearing Notes in the aggregate principal amount of $276,866; and the SAS IP VRD in the principal amount of $279,657. In connection with a Subordination and Deferral Agreement, the holders of the VRDs hold warrants to purchase 15,302 shares of Common Stock at a purchase price of $1.50 per share. Of these warrants, 603 are held by officers and major stockholders of the Company.

With the exception of the Employee Non-Interest Bearing Notes, which bear no interest, the VRDs bear interest at a rate equal to the prime rate plus two percent (2%). Interest is payable on a quarterly basis, and principal is payable out of "adjusted after tax profits" as defined in the instruments evidencing the debt. The Employee Non-Interest Bearing Notes are convertible into Common Stock at a conversion rate of $2.50 per share at the option of the note holder and are payable in eight (8) quarterly installments beginning 90 days after all of the VRDs have been repaid.

The Collateralized VRDs originated out of two loan transactions in 1989. The holders of the Collateralized VRDs have the right to convert unpaid interest into Common Stock at the rate of $15.00 per share. Holders of the Collateralized VRDs have warrants to purchase 26,000 shares of Common Stock at $15.00 per share. 4,500 of these warrants expired in 1998. In addition, the Company paid off $22,344 of these loans in 1998 in connection with a waiver of certain rights contained in the VRD's. Certain current and former officers and directors of the Company hold an aggregate of $77,081 of the Collateralized VRD's and have warrants to purchase 11,000 shares of Common Stock.

The Employee Interest-Bearing Notes and Employee Non-Interest Bearing Notes originated from wage deferrals by the Company's employees from 1988 through 1991. Current and former officers of the Company held $123,377 and $121,016 of the Employee Interest-Bearing Notes and Employee Non-Interest Bearing Notes, respectively. In November 1996, at a regularly scheduled meeting of the Company's Board of Directors, the Board authorized a three-year repayment schedule on the Employee Interest-Bearing Notes. Over a three year period beginning in 1997, up to one-third of an employees' interest-bearing debt is repaid annually, if the employee converts an equal or greater amount of his/her non-interest bearing debt into Common Stock at the conversion rate of $2.50 per share. In 1996 two of the Company's then current officers holding $83,918 of employee interest-bearing debt elected this repayment and conversion option. The third and final repayment installment is expected to be completed on or about March 31, 1999.

The Directors VRDs originated out of a loan transaction in 1988 with the Company's then current directors. The holders of the Directors VFDs have the right to convert the principal and unpaid interest accrued thereon into Common Stock at the then current market price or the price paid by any third party. In 1998, the Company paid off $7,767 of these loans in connection with a waiver of certain rights contained in the VRDs. No current officers, directors or major stockholders of the Company hold any Directors VRDs.

The SAS IP VRD originated out of a loan transaction in 1991. In connection with the original loan, and after the effect of certain anti-dilution provisions, the holder of the SAS IP VRD held (i) an option to purchase 90,230 shares of Common Stock for $294,578, and (ii) warrants to purchase 161,204 shares of Common Stock at the rate of $5.68 per share. In September 1996 the SAS IP VRD was repaid out of proceeds from the Company's initial public offering. Both the above option and warrants expired in September of 1998.

From April through May 1996, the Company obtained bridge loans (the "1996 Bridge Loans") to finance the Company prior to completion of its initial public offering. The 1996 Bridge Loans were evidenced by promissory notes, on which the principal balance became due and payable on November 15, 1996 or out of proceeds of the initial public offering, whichever occurred first. The 1996 Bridge Loans bore interest at the rate of ten percent (10%) per year, compounded annually. In connection with these loans, the Company issued warrants to purchase 12,500 shares of Common Stock to the holders of the Bridge Loans. The 1996 Bridge Loans were repaid in September 1996, shortly after receipt of proceeds of the initial public offering.

The following table includes major stockholders, current and former directors and officers of the Company who served in these capacities during 1998 and participated in the foregoing transactions as follows:

                   DEBT ($)
--------------------------------------------------------------------------------
                                                      Employee
                                    Employee            Non-
                  Collater-         Interest-         interest
                   alized           Bearing            Bearing           1996
                    VRDS             Notes              Notes           Bridge

Thomas J.               --               --                --           25,000
Lucas

Turhan F.                            11,605            11,383               --
Rahman

Pradeep              2,001           16,367            16,054               --
Sinha

Totals               2,001           27,972            27,437           25,000


Equity (Shares of Common Stock)
--------------------------------------------------------------------------------

Steven B. Liefschultz                                       50,000 PPM
                                                            November 11,
                                                            1997

Bernard J. Reeck                                            50,000  PPM
                                                            November 11,
                                                            1997


Minnesota Technology, Inc. ("MTI"), had the right under an agreement with the Company to purchase its pro-rata share of certain types of securities issued by the Company, including shares, at the same price and on the same terms as others participating in the offering. The Company notified MTI of the initial public offering and MTI waived those rights.

On December 2, 1997 the Company entered into a lease agreement (the "Lease") with the Braemar Business Center, LLC regarding the leasing of the Company's office space. Prior to December 31, 1997, Mr. Steven B. Liefschultz, Chairman of the Company's Board of Directors, had a significant ownership interest in Braemar Center, LLC. Currently, Mr. Liefschultz has no financial interest or ownership in the Braemer Center.

The Company intends that all ongoing and future transactions between the Company and its directors, officers, principal stockholders and affiliates of any such persons will be on terms no less favorable to the Company than those that are generally available from unaffiliated third parties, and will be ratified by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transaction.


                                  PROPOSAL TWO:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has selected Grant Thornton LLP to serve as independent auditors to the Company for the fiscal year ending December 31, 1999 and recommends that the stockholders of the Company appoint Grant Thornton LLP as the Company's independent auditors. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire and to respond to appropriate questions. If the appointment of Grant Thornton LLP is not ratified by the stockholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be present at the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company, 7640 West 78th Street, Bloomington, MN 55439, no later than January 14, 2000 for inclusion in the Company's proxy statement for such meeting.

A stockholder who intends to present a stockholder proposal at the 2000 Annual Meeting, but does not intend to include the proposal in the Company's proxy statement for such meeting, must notify the Secretary of the Company on or before March 31, 2000. If the notice is not timely, the persons named on the Company's proxy card for the 2000 Annual Meeting may use their discretionary authority when the proposal is raised at the meeting.

                                 OTHER BUSINESS

The Company's management knows of no other business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. If any other business properly comes before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person voting the proxies. The Company also requests that each stockholder pay special attention to the items addressed in the cover letter to this Proxy Statement by Mr. Mark Senn, President and COO of the Company. It relates to the current status of the Company and outlines the direction the Company anticipates moving in the future. Although these developments are not subject to stockholder vote, the Company deems them to be important enough to be brought to each stockholder's attention.

If you have any questions with respect to the matters set forth in this Proxy Statement or the Annual Meeting, please do not hesitate to contact Mark Senn, President and COO, XOX Corporation, 7640 West 78th Street, Bloomington, Minnesota 55439.

By Order of the Board of Directors


/s/ Mark Senn

Mark Senn
President & COO

Bloomington, Minnesota
May 14, 1999

                                 XOX CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 15, 1999
                                   10:00 A.M.

                        DECATHLON HOTEL AND ATHLETIC CLUB
                               1700 E. 79TH STREET
                             BLOOMINGTON, MINNESOTA






XOX CORPORATION
7640 WEST 78TH STREET, BLOOMINGTON, MN 55439                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Steven B. Liefschultz, Chairman of the Board and Steven B. Mercil, Vice Chairman and Secretary, or either of them as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the Common Stock of XOX Corporation, a Delaware Corporation (the "Company"), held or owned by the undersigned or standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Decathlon Hotel and Athletic Club, 1700 E. 79th Street, Bloomington, Minnesota, at 10:00 a.m. local time on June 15, 1999, and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:






                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]





           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of director:  01 Peter Dahl (Class II)      [ ] Vote FOR         [ ] Vote WITHHELD
                                                            the nominee          from the nominee

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY     ________________________________________________
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE           |                                                |
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)           |________________________________________________|

2.  To ratify the appointment of Grant Thornton LLP as   [ ] For       [ ] Against      [ ] Abstain
    the Company's independent Auditors for the fiscal
    year ending December 31, 1999.

3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Address Change? Mark Box [ ]                               Dated: _________________________, 1999.
Indicate changes below:
                                                        ________________________________________________
                                                       |                                                |
                                                       |________________________________________________|

                                                       Signature(s) in Box
                                                       Please sign exactly as your name(s) appear on
                                                       Proxy. If held in joint tenancy, all persons
                                                       must sign. When signing as attorney, executor,
                                                       administrator, trustee or guardian, please give
                                                       full title as such. Corporations should provide
                                                       full name of corporation and title of authorized
                                                       officer signing the proxy.